Aggressive Growth

Fund

Annual Report

August 31, 1998

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

Dreyfus Aggressive Growth Fund (a Dreyfus Growth and Value Fund) completed its latest fiscal year August 31, 1998. It so happened that August 31, 1998 was the date of one of the steepest drops in stock price averages in recent years. Inevitably, this was a factor in the Fund's annual performance.

  The Fund's total return for the 12 months ended August 31, 1998 was -57.30%,* compared with a total return of 8.12% for the Standard & Poor's 500 Composite Stock Price Index.**

  As shareowners were informed last spring, I have been managing the Fund since early April, 1998. I took over at a time when small capitalization stocks, which were the Fund's principal holdings at that time, had already started to weaken. Since then, I have changed most of the Fund's holdings, placing emphasis on mid-cap stocks. However, in the declining market we have experienced, the new holdings have not as yet had a chance to show how they could perform in more favorable market conditions.

Economic Review

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. World economic weakness has shifted expectations towards monetary easing. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors sensitive to Asia such as world-traded commodities (oil, metals and paper) and exporters. One result of the industrial weakness was to cool off a U.S. economy that had been growing rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

Market sentiment has shifted towards expectations of monetary ease in the U.S. and other industrial countries as the evidence of a weaker world economy has accumulated. The prospects for world economic weakness and monetary ease in the major countries will be powerfully changed by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policy makers from fighting potential inflation to restimulating future world economic growth.

Market Overview

  The 12 months ended August 31, 1998 encompassed some very different market phases with stock market strength during much of the period followed by a sharp decline towards the end, especially in August 1998, the final month of the fiscal year. Over the 12-month period, the total return on the Standard and Poor' s 500 Composite Stock Price Index was 8.12% despite a negative return of -14.45% in August 1998. Returns on mid-cap and small-cap stock indices tended to be weaker, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for the entire period. Sentiment shifted from expectations of a possible Fed Funds rate increase to expectations of a cut by the end of the period. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multi-decade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exporters and then for a broader list of stocks.

  The trigger for the sharp decline in stocks at the end of the period appeared to be the Russian default. This resulted in deepening concerns about weaker economic growth and corporate profits. There were also global margin calls on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields to multi-decade lows, financial stocks led the summer sell-off due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions.

During the past year, investors had more confidence in the prospect for strong persistent earnings growth for the largest capitalized growth companies than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these stocks. In addition, many of the financial stocks which fall into the value category fell sharply following the Russian default in mid-July 1998.

  The fiscal year ended August 1998 was characterized by very different performances of the various market sectors. As stated above, the largest cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 6.10%, with the Russell 1000 Growth Index returning 8.26% while the Russell 1000 Value Index returned 3.89% . The return on the Russell Midcap Index was -6.69% while the small-cap Russell 2000 Index return was -19.40%.

Portfolio Focus

The dominant factor in the Fund's total return over the past year has been the dramatic underperformance of small and mid capitalization stocks relative to the S& P 500 Index. As investors shifted into large cap issues, which they believed offered less risk, the smaller and medium cap stocks came under added pressure. Small and mid-cap growth stocks, which comprised most of the Fund's holdings,
were    particularly    hard    hit   as   the   market   decline   continued.

  During the first three quarters of the fiscal year, the Fund's investment focus centered on small capitalization stocks. In April, when I was appointed portfolio manager, I began shifting, under then current market conditions, the Fund's emphasis to mid-cap stocks. However, this group also fell into a decline, nearly as much as the small cap issues.

  In general, my investment style is grounded in the firm belief that a diversified portfolio of rapidly growing companies with sustainable growth prospects will outperform the market averages over a period of years through various market conditions. Currently, the Fund is concentrating on mid-cap companies that range from $1 to $5 billion in asset size. I use a "bottom up" approach, which means that I focus on individual stock selection before considering economic trends. I also factor into the mix the Fund's sector weightings versus its peer group.

  More specifically, when evaluating new prospects for the Fund, I typically screen for companies with innovative products and services and earnings growth rates of approximately 20% or better. When such companies are identified, I evaluate the sustainability of growth vis-a-vis the company's competitive position within its industry. I seek to maintain close relationships with company management, often meeting with them directly to evaluate their ability to manage and deliver high levels of growth.

  I generally sell securities from the Fund when there is an expected or actual change in growth prospects, when valuation levels have become extreme or when I believe there are superior alternative investments. During recent months I repositioned the Fund by eliminating several poorly performing stocks, as well as stocks where the risk of future disappointment was deemed to be high.

  In addition, since April, approximately three quarters of the Fund's assets have been invested in companies that are new to the Fund. Many of these companies are in the mid-cap range, which I believe provided buying opportunities due to the weakness in the mid-cap market this year. Some examples of new investments included Nationwide Financial Services, Total Renal Care Holdings, and Uniphase.

  While the Fund is more diversified by sector and industry, having added investments in financial services, commercial services, and consumer growth companies, the median-market capitalization of the Fund has increased substantially with aggressive growth remaining its focus. The Fund continues to be designed for those investors with a tolerance for high risk and a long-term investment horizon.

Thank you for remaining a valued Dreyfus shareholder. Please be assured that I will continue to exert my best efforts on your behalf.


                Sincerely,

                [Paul A. LaRocco signature logo]

                Paul A. LaRocco

                Portfolio Manager

September 15, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS AGGRESSIVE GROWTH FUND                                AUGUST 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS AGGRESSIVE GROWTH
        FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

[Exhibit A:
                                    Dollars

$17,320

Standard & Poor's 500 Composite Stock Price Index*

$6,856

Dreyfus Aggressive Growth Fund

*Source: Lipper Analytical Services, Inc.                                      ]

Average Annual Total Returns
-----------------------------------------------------------------------------

                 One Year Ended         From Inception (9/29/95)

                 August 31, 1998           to August 31, 1998

                  ____________________     ___________________________

                    (57.30%)                    (12.13%)
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Aggressive Growth Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor' s 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTSAUGUST   31,  1998

Common Stocks--97.8%                                                                                 Shares            Value
-------------------------------------------------------                                          ____________      ____________
                     Agriculture--.1%   Eco Soil Systems. . . . . . . . . . . . . . . . . .             3,600  (a)   $    19,35

                                                                                                                   ____________

                        Apparel--1.2%   Jones Apparel Group  . . . . . . . . . . . . . . .             11,400  (a)      220,875

                                        Tommy Hilfiger . . . . . . . . . . . . . . . . . .              3,000  (a)      140,250

                                                                                                                   ____________

                                                                                                                        361,125

                                                                                                                   ____________

                        Banking--2.3%   Downey Financial . . . . . . . . . . . . . . . . .             31,500           726,469

                                                                                                                   ____________

                   Biotechnology--.8%   Atlantic Pharmaceuticals . . . . . . . . . . . . .            100,000  (a)      250,000

                                                                                                                   ____________

             Business Services--12.4%   Affiliated Computer Services, Cl. A  . . . . . . .             10,000  (a)      326,875

                                        Cambridge Technology  Partners . . . . . . . . . .             13,075  (a)      424,937

                                        Fiserv . . . . . . . . . . . . . . . . . . . . . .             20,500  (a)      799,500

                                        Gartner Group, Cl. A . . . . . . . . . . . . . . .             14,000  (a)      323,750

                                        Renaissance Worldwide  . . . . . . . . . . . . . .             39,500  (a)      395,000

                                        Sterling Commerce  . . . . . . . . . . . . . . . .             19,000  (a)      627,000

                                        SunGard Data Systems . . . . . . . . . . . . . . .              9,000  (a)      285,188

                                        Young & Rubicam  . . . . . . . . . . . . . . . . .             21,600  (a)      660,150

                                                                                                                   ____________

                                                                                                                      3,842,400

                                                                                                                   ____________

                      Chemicals--2.0%   CCA Cos. . . . . . . . . . . . . . . . . . . . . .            315,675           631,350

                                                                                                                   ____________

              Computer Equipment--.7%   Compaq Computer  . . . . . . . . . . . . . . . . .              8,000           223,500

                                        TSL Holdings . . . . . . . . . . . . . . . . . . .                 10  (a)       ------

                                                                                                                   ____________

                                                                                                                        223,500

                                                                                                                   ____________

              Computer Products--2.0%   Blyth Industries . . . . . . . . . . . . . . . . .             26,700  (a)      612,431

                                                                                                                   ____________

    Computer Software/Services--14.9%   AXENT Technologies . . . . . . . . . . . . . . . .             42,700  (a)      667,187

                                        Aspen Technology . . . . . . . . . . . . . . . . .             12,300           291,356

                                        CBT Group, A.D.S.  . . . . . . . . . . . . . . . .             10,225  (a)      480,575

                                        Citrix Systems . . . . . . . . . . . . . . . . . .              3,000  (a)      172,875

                                        Compuware  . . . . . . . . . . . . . . . . . . . .             11,500  (a)      522,531

                                        JDA Software Group . . . . . . . . . . . . . . . .             46,225  (a)      554,700

                                        Microsoft  . . . . . . . . . . . . . . . . . . . .              1,000  (a)       95,938

                                        Network Associates . . . . . . . . . . . . . . . .             21,000  (a)      677,250

                                        Patient Infosystems  . . . . . . . . . . . . . . .            117,200  (a)      278,350

                                        Saville Systems, A.D.S.  . . . . . . . . . . . . .             44,000  (a)      720,500

                                        Visio  . . . . . . . . . . . . . . . . . . . . . .              8,000  (a)      168,000

                                                                                                                   ____________

                                                                                                                      4,629,262

                                                                                                                   ____________

               Consumer Services--.7%   Cendant  . . . . . . . . . . . . . . . . . . . . .             18,000  (a)      208,125

                                                                                                                   ____________

                     Electronics--.3%   Image Processing Systems . . . . . . . . . . . . .            158,950  (a)       75,980

                                                                                                                   ____________

         Environmental Services--1.3%   Waste Management . . . . . . . . . . . . . . . . .              9,000           397,125

                                                                                                                   ____________

             Financial Services--6.9%   Associates First Capital, Cl. A  . . . . . . . . .             11,000           650,375

                                        FINOVA Group . . . . . . . . . . . . . . . . . . .             13,500           602,438

                                        Nationwide Financial Services, Cl. A . . . . . . .             12,500           558,594

                                        Resource America, Cl. A  . . . . . . . . . . . . .             23,000           320,562

                                                                                                                   ____________

                                                                                                                      2,131,969

                                                                                                                   ____________

           Healthcare Services--12.6%  Cardinal Health . . . . . . . . . . . . . . . . . .              3,000           262,500

                                        Concentra Managed Care . . . . . . . . . . . . . .             36,000  (a)      461,250




DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________      ____________

      Healthcare Services (continued)  HEALTHSOUTH . . . . . . . . . . . . . . . . . . . .             37,500  (a)   $  710,156

                                        HemaCare . . . . . . . . . . . . . . . . . . . . .            313,175  (a)      107,654

                                        Omega Orthodontics . . . . . . . . . . . . . . . .             50,275  (a)       58,130

                                        Omega Orthodontics (Warrants)  . . . . . . . . . .             66,250  (a)        9,316

                                        OncorMed . . . . . . . . . . . . . . . . . . . . .            325,500  (a)      508,594

                                        PAREXEL International  . . . . . . . . . . . . . .             12,000  (a)      298,500

                                        Quintiles Transnational  . . . . . . . . . . . . .             16,175  (a)      578,256

                                        Total Renal Care Holdings  . . . . . . . . . . . .             48,500  (a)      921,500

                                                                                                                   ____________

                                                                                                                      3,915,856

                                                                                                                   ____________

           Information Services--1.2%   Chromatics Color Science International . . . . . .            118,500  (a)      359,203

                                                                                                                   ____________

                      Insurance--2.0%   Conseco  . . . . . . . . . . . . . . . . . . . . .             22,521           622,143

                                                                                                                   ____________

        Leisure & Entertainment--6.7%   American Classic Voyages . . . . . . . . . . . . .            150,600         2,089,575

                                                                                                                   ____________

                  Manufacturing--1.6%   Tyco International . . . . . . . . . . . . . . . .              9,000           499,500

                                                                                                                   ____________

               Medical Supplies--1.2%   ONCOR  . . . . . . . . . . . . . . . . . . . . . .          1,204,400  (a)      376,375

                                        OnGard Systems . . . . . . . . . . . . . . . . . .            320,000  (a)       ------

                                                                                                                   ____________

                                                                                                                        376,375

                                                                                                                   ____________

                 Mining & Metals--.9%   STELAX Industries  . . . . . . . . . . . . . . . .            767,025  (a)      276,129

                                                                                                                   ____________

                   Oil Services--1.0%   Halliburton  . . . . . . . . . . . . . . . . . . .              7,500           199,219

                                        Stolt Comex Seaway . . . . . . . . . . . . . . . .             12,000            99,000

                                                                                                                   ____________

                                                                                                                        298,219

                                                                                                                   ____________

         Paper & Forest Products--.5%   TST / Impreso  . . . . . . . . . . . . . . . . . .             53,800  (a)      147,950

                                                                                                                   ____________

                Pharmaceuticals--4.5%   Bentley Pharmaceuticals  . . . . . . . . . . . . .            141,975  (a)      124,228

                                        Medicis Pharmaceuticals, Cl. A . . . . . . . . . .             12,000  (a)      393,000

                                        Mylan Laboratories . . . . . . . . . . . . . . . .             26,000           594,750

                                        Teva Pharmaceuticals, A.D.R. . . . . . . . . . . .              6,000           214,875

                                        Transcend Therapeutics . . . . . . . . . . . . . .             81,200  (a)       60,900

                                                                                                                   ____________

                                                                                                                      1,387,753

                                                                                                                   ____________

      Publishing & Broadcasting--5.0%   Applied Graphics Technologies  . . . . . . . . . .              9,325  (a)      190,580

                                        Cinar Films, Cl. B . . . . . . . . . . . . . . . .             46,000           761,875

                                        MediaOne Group . . . . . . . . . . . . . . . . . .             14,000  (a)      574,000

                                        Tele-Communications TCI Group, Cl. A . . . . . . .              1,009  (a)       33,297

                                                                                                                   ____________

                                                                                                                      1,559,752

                                                                                                                   ____________

                    Restaurants--3.6%  CKE Restaurants . . . . . . . . . . . . . . . . . .             18,000           558,000

                                        Outback Steakhouse . . . . . . . . . . . . . . . .             18,500           556,156

                                                                                                                   ____________

                                                                                                                      1,114,156

                                                                                                                   ____________

                         Retail--3.6%   Intellicell  . . . . . . . . . . . . . . . . . . .             55,775  (a)       13,944

                                        Intellicell (Warrants) . . . . . . . . . . . . . .             76,250  (a)       ------

                                        K mart . . . . . . . . . . . . . . . . . . . . . .             6,000             76,500

                                        Meyer (Fred) . . . . . . . . . . . . . . . . . . .              9,000  (a)      353,813

                                        Pier 1 Imports . . . . . . . . . . . . . . . . . .             29,300           291,169

                                        Rental Service . . . . . . . . . . . . . . . . . .              8,000  (a)      192,500

                                        US Rentals . . . . . . . . . . . . . . . . . . . .             11,000  (a)      198,000

                                                                                                                   ____________

                                                                                                                      1,125,926

                                                                                                                   ____________



DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________      ____________


     Semiconductors & Equipment--4.1%   Amkor Technology . . . . . . . . . . . . . . . . .             67,150  (a)   $     310,569

                                        Uniphase . . . . . . . . . . . . . . . . . . . . .             11,500  (a)      459,281

                                        Vitesse Semiconductor  . . . . . . . . . . . . . .             18,000  (a)      488,250

                                                                                                                   ____________

                                                                                                                      1,258,100

                                                                                                                   ____________

    Telecommunication Equipment--2.0%   NewCom . . . . . . . . . . . . . . . . . . . . . .             52,450  (a)      321,256

                                        NewCom (Warrants)  . . . . . . . . . . . . . . . .             43,920  (a)       54,900

                                        Premisys Communications  . . . . . . . . . . . . .              3,750  (a)       31,875

                                        Tellabs  . . . . . . . . . . . . . . . . . . . . .              5,000  (a)      211,250

                                                                                                                   ____________

                                                                                                                        619,281

                                                                                                                   ____________

     Telecommunication Services--1.7%   MetroNet Communications, Cl. B . . . . . . . . . .              8,575  (a)      154,350

                                        Pacific Gateway Exchange . . . . . . . . . . . . .              6,000  (a)      211,125

                                        Winstar Communications . . . . . . . . . . . . . .              9,000  (a)      164,250

                                                                                                                   ____________

                                                                                                                        529,725

                                                                                                                   ____________

                                        TOTAL COMMON STOCKS

                                           (cost $57,247,856)  . . . . . . . . . . . . . .                          $30,288,729

                                                                                                                   ____________


                                                                                                    Principal

Short-Term Investments--1.5%                                                                         Amount
------------------------------------------------------------------------------------------       ____________

                 U.S. Treasury Bills:   4.83%, 10/22/98  . . . . . . . . . . . . . . . . .     $       24,000     $       23,837

                                        4.92%, 11/12/98  . . . . . . . . . . . . . . . . .            443,000           438,721

                                                                                                                   ____________

                                        TOTAL SHORT-TERM INVESTMENTS

                                           (cost $462,477) . . . . . . . . . . . . . . . .                        $     462,558

                                                                                                                   ____________


TOTAL INVESTMENTS (cost $57,710,333) . . . . . . . . . . . . . . . . . . . . . . . . . . .              99.3%       $30,751,287

                                                                                                     _______       ____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .7%     $     217,074

                                                                                                     _______       ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $30,968,361

                                                                                                     _______       ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                     Cost             Value
                                                                                                ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .      $57,710,333       $30,751,287

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               52,090

                                 Receivable for investment securities sold . . . . . . . .                              261,430

                                 Receivable for shares of Common Stock subscribed  . . . .                               11,700

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                                3,749

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               26,572

                                                                                                                   ____________

                                                                                                                     31,106,828

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                9,028

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                8,312

                                 Payable for investment securities purchased . . . . . . .                               59,500

                                 Payable for shares of Common Stock redeemed . . . . . . .                                6,316

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               55,311

                                                                                                                   ____________

                                                                                                                        138,467

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $30,968,361

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $99,950,727

                                 Accumulated net realized gain (loss) on investments . . .                         (42,023,320)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                         (26,959,046)

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $30,968,361

                                                                                                                   ____________


SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            3,615,521

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                                $8.57

                                                                                                                          _____


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                            YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME

INCOME:                          Interest    . . . . . . . . . . . . . . . . . . .      $       247,713

                                 Cash dividends  . . . . . . . . . . . . . . . . .               21,702

                                                                                          _____________

                                           Total Income  . . . . . . . . . . . . .                            $       269,415

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .              636,709

                                 Shareholder servicing costs--Note 3(b)  . . . . .              458,387

                                 Registration fees . . . . . . . . . . . . . . . .               58,292

                                 Professional fees . . . . . . . . . . . . . . . .               57,877

                                 Prospectus and shareholders' reports  . . . . . .               44,943

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               21,512

                                 Directors' fees and expenses--Note 3(c) . . . . .               11,031

                                 Interest expense--Note 2  . . . . . . . . . . . .                1,290

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               33,650

                                                                                          _____________

                                           Total Expenses  . . . . . . . . . . . .            1,323,691

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . .             (247,049)

                                                                                          _____________

                                           Net Expenses  . . . . . . . . . . . . .                                  1,076,642

                                                                                                                _____________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   (807,227)

                                                                                                                _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments:

                                    Unaffiliated issuers . . . . . . . . . . . . .          (31,898,803)

                                    Affiliated issuers . . . . . . . . . . . . . .             (627,734)             ----

                                                                                          _____________

                                           Net Realized Gain (Loss)  . . . . . . .                                (32,526,537)

                                 Net unrealized appreciation (depreciation)
                                    on investments:

                                           Unaffiliated issuers  . . . . . . . . .          (17,594,993)

                                           Affiliated issuers  . . . . . . . . . .           (1,544,195)

                                                                                          _____________

                                                                                                                  (19,139,188)

                                                                                                                _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                (51,665,725)

                                                                                                                _____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                              $ (52,472,952)

                                                                                                                _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended            Year Ended

                                                                                            August 31, 1998       August 31, 1997

                                                                                            ______________        ______________

OPERATIONS:
   Investment (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $      (807,227)       $   (1,839,502)

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .           (32,526,537)           (7,342,197)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .           (19,139,188)            1,493,689

                                                                                             _____________         _____________



       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .           (52,472,952)           (7,688,010)

                                                                                             _____________         _____________


CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .            32,766,191           158,318,662

   Net assets received in connection with reorganization--Note 1 . . . . . . . . . .                ------            44,129,796


   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (80,928,451)         (182,497,411)

                                                                                             _____________         _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .           (48,162,260)           19,951,047

                                                                                             _____________         _____________
          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .          (100,635,212)           12,263,037


NET ASSETS:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           131,603,573           119,340,536

                                                                                             _____________         _____________
   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $  30,968,361          $131,603,573

                                                                                             _____________         _____________



                                                                                                Shares                 Shares

                                                                                             _____________         _____________
CAPITAL SHARE TRANSACTIONS:
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,927,600             7,696,328

   Shares issued in connection with reorganization--Note 1 . . . . . . . . . . . . .                ------             2,636,188

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (4,870,650)           (9,030,023)

                                                                                             _____________         _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .            (2,943,050)            1,302,493

                                                                                             _____________         _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                 Year Ended August 31,

                                                                                          ___________________________________

PER SHARE DATA:                                                                             1998         1997        1996(1)
                                                                                          _______      _______       _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . .   $20.07       $22.71        $12.50

                                                                                          _______      _______       _______

   Investment Operations:

   Investment (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (.16)(2)     (.26)         (.10)

   Net realized and unrealized gain (loss) on investments  . . . . . . . . . . . . . . .   (11.34)       (2.38)        10.31

                                                                                          _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . .   (11.50)       (2.64)        10.21

                                                                                          _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  8.57       $20.07        $22.71

                                                                                          _______      _______       _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (57.30%)     (11.63%)       81.68%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . . . . . . . . . . . . . . .     1.27%        1.34%         1.16%(3)

   Ratio of interest expense and loan commitment fees to average net assets  . . . . . .      .00%(4)      .39%          .24%(3)

   Ratio of investment (loss) to average net assets  . . . . . . . . . . . . . . . . . .     (.95%)      (1.62%)       (1.04%)(3)

   Decrease reflected in above expense ratios due to undertakings by the Manager . . . .      .29%         .09%          .17%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    86.53%       76.45%       125.17%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . .    $30,968     $131,604      $119,341
-----------------------------

(1)   From September 29, 1995 (commencement of operations) to August 31, 1996.

(2)   Based on average shares outstanding at each month end.

(3)   Not annualized.

(4)   Amount represents less than .01%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Aggressive Growth Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  On November 6, 1996 the Board of Directors of the Fund approved, subject to approval by the shareholders of the Dreyfus Special Growth Fund ("DSGF"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DSGF's assets and liabilities to the Fund in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DSGF on April 7, 1997, and was consummated after the close of business on April 18, 1997 at which time 2,965,625 Institutional shares valued at $13.60 per share, and 274,371 Retail shares valued at $13.84 per share, representing combined net assets of $44,129,796, [including ($1,260,489) net unrealized (depreciation) on investments] were exchanged by DSGF for the respective number of shares of the Fund.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $866 during the period ended August 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended August 31, 1998

                               Shares

                 ___________________________________________

                               Beginning                                      End of          Dividend         Market
       Name of Issuer          of Period       Purchases         Sales        Period           Income           Value
       ____________            __________       ________          _______      ________       _______         ________
       ONCOR*                   1,525,000         --              320,600     1,204,400         --            $376,375

       OncorMed*                  475,000       45,000            194,500       325,500         --             508,594
       -----------------

    *No longer affiliated at August 31, 1998.

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $7,605,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1998. The carryover does not include net realized securities losses from November 1, 1997 through August 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $33,000 of the carryover expires in fiscal 2004, $5,794,000 expires in fiscal 2005 and $1,778,000 expires in fiscal 2006.

During the period ended August 31, 1998, the Fund reclassified $2,646,729 from accumulated investment (loss) to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended August 31, 1998 was approximately $21,900 with a related weighted average annualized interest rate of 5.89%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1997 through April 18, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage and extraordinary expenses, exceed an annual rate of 1.20% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $247,049 during the period ended August 31, 1998.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1998, the Fund was charged $212,236 pursuant to the Shareholder Services Plan.

DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $155,531 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended August 31, 1998, the Fund was charged $21,512 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through use of the Fund Exchange Service) where the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--SECURITIES TRANSACTIONS:

  The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1998:

                                                                                             Purchases                Sales

                                                                                            ___________            ___________
   Unaffiliated issuers  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $  68,518,360           $114,878,352

   Affiliated issuers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                314,356                304,404

                                                                                            ___________            ___________

       TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $  68,832,716           $115,182,756

                                                                                            ___________            ___________


At August 31, 1998, accumulated net unrealized depreciation on investments was
$26,959,046,   consisting   of   $253,833   gross  unrealized  appreciation  and
$27,212,879 gross unrealized depreciation.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Aggressive Growth Fund

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.), as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the
Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York

October 5, 1998

                                   (reg.tm)
[Dreyfus lion "d" logo]

DREYFUS AGGRESSIVE GROWTH FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










                                   (reg.tm)
[Dreyfus logo]
Printed in U.S.A.                                              256AR988